UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 17, 2013

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-34135

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DR, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

(978) 289-1500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Dynamics Research Corporation has announced that Vice President and General Counsel, Richard A. Covel's employment has ended due to personal reasons effective January 17, 2013.

Effective January 17, 2013, Helen E. Tsingos has been promoted to the position of Chief Legal Officer.  Ms. Tsingos has served as Assistant General Counsel to DRC since September 2008.  Prior to joining DRC, from February 2008 to August 2008, Ms. Tsingos served as the Interim Associate General Counsel to Emerson College in Boston, Massachusetts.  From September 2001 to February 2008, Ms. Tsingos was a Senior Associate at Wilson, Elser, Moskowitz, Edelman and Dicker, LLP in Boston, Massachusetts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: January 24, 2013	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer